                                                      OPPENHEIMER REAL ASSET FUND
                                                Supplement dated March 18, 2002 to the
                                                  Prospectus dated December 28, 2001

The Prospectus is changed as follows:

The section captioned "How the Fund is Managed - Portfolio Managers" on page 16 is deleted in its entirety and replaced with the following:

     Portfolio Manager.  The portfolio manager of the Fund is Kevin Baum.  He is the person principally responsible for the day-to-day management of the Fund's portfolio.  Mr. Baum is a Vice President of the Manager.  Mr. Baum
              is a Chartered Financial Analyst.  Mr. Baum joined the Fund's portfolio management team May 24, 1999.  He has served as the Fund's principal trader since its inception in March 1997.  Previously, Mr. Baum was a trading and securities analyst for the Manager (1993-February 1997).

March 18, 2002                                                                  PS0735.019